UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2013

Synergy Pharmaceuticals Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-35268	33-0505269
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

420 Lexington Avenue, Suite 1609

New York, NY 10170

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On May 29, 2013, Synergy Pharmaceuticals Inc. (the “Company”) issued a press release announcing the appointment of Patrick H. Griffin, M. D., FACP as Chief Medical Officer.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On May 30, 2013, the Company issued a press release announcing that it has been upgraded to the MSCI Global Small Cap Indices and deleted from the MSCI Global Micro Cap Indices, effective prior to the market open on Friday, May 31, 2013.  The press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information disclosed under this Item 8.01, including Exhibit 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01.             Financial Statements and Exhibits.

(d)         Exhibits.

99.1   Synergy Pharmaceuticals Inc. Press Release dated May 29, 2013.

99.2   Synergy Pharmaceuticals Inc. Press Release dated May 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 30, 2013

SYNERGY PHARMACEUTICALS INC.

By:	/s/ Gary S. Jacob
Gary S. Jacob, Ph.D.
President and Chief Executive Officer